Residential Asset Securities Corporation
Depositor

RASC Series 2007-KS4 Trust
Issuing Entity

Home Equity Mortgage Asset-Backed Pass-Through Certificates,
Series 2007-KS4

$235,875,000 (Approximate)

Subject to Revision

April 18, 2007

ABS Informational and Computational Materials

Copyright  2007 J.P.  Morgan  Chase & Co. - All  rights  reserved.  J.P.  Morgan
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JPMORGAN

NOTES:
DO NOT CHANGE THE FORMAT OF THE TEMPLATE - DO NOT ADD OR DELETE ROWS OR COLUMNS
ROW LABELS IN THE GEORGRAPHIC DISTRIBUTION AND TOP ORIGINATORS TABLE NEED TO BE MODIFIED - NO OTHER LABELS SHOULD BE MODIFIED
IF YOU INCLUDE DATA IN THE "OTHER" CATEGORY FOR ANY TABLE, PLEASE PROVIDE AN EXPLANATION AND UNDERLYING DETAIL IN YOUR RETURN EMAIL
PERCENTAGE DATA SHOULD BE IN PERCENTAGE FORMAT                                                                                                                                                                                          z
SEE FOOTNOTES FOR A DESCRIPTION OF LTV, CLTV AND DTI CALCULATIONS
PLEASE DIRECT ANY QUESTIONS TO DAVE LYLE AT 502-581-5313 OR DAVID_LYLE@INVESCO.COM

  S&P LOSS COVERAGE                                                                                                                                       MOODY'S LOSS COVERAGE
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        RATING                         FREQUENCY                                 SEVERITY                        LOSS COV                                         RATING                 FREQUENCY               SEVERITY               LOSS COV
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                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
OUTSTANDING PRINCIPAL BALANCE                                                      NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
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$0.01 - $50,000.00                                                                                 181                              6,213,065.42                                     2.46                 11.355                    623                  34,326.33                  94.32                  94.43                  87.59                  86.83                   0.00                  4.78                  87.59                   0.00                  40.14                  56.23                  76.06                  0.00                  23.94                   0.00                  94.02                   4.37                   1.61
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$50,000.01 - $75,000.00                                                                            217                             13,494,870.73                                     5.35                 10.449                    606                  62,188.34                  84.00                  84.38                  56.92                  39.95                   0.41                 35.89                  31.79                   0.00                  39.56                  51.88                  72.10                  0.00                  27.90                   0.00                  89.39                   2.75                   7.86
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$75,000.01 - $100,000.00                                                                           244                             21,334,186.99                                     8.46                  9.468                    598                  87,435.19                  82.04                  83.75                  49.75                  21.47                   2.63                 57.72                   9.41                   3.78                  39.18                  47.11                  71.98                  0.00                  28.02                   0.00                  90.23                   2.04                   7.74
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$100,000.01 - $125,000.00                                                                          203                             22,840,562.70                                     9.06                  9.241                    601                 112,515.09                  82.26                  85.14                  51.97                  22.11                   5.05                 66.58                   6.30                   9.58                  41.38                  55.98                  72.41                  0.00                  27.59                   0.00                  92.48                   2.48                   5.04
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$125,000.01 - $150,000.00                                                                          168                             23,250,449.00                                     9.22                  9.259                    605                 138,395.53                  82.03                  84.10                  52.86                  20.25                   5.39                 70.28                   6.66                   5.76                  42.20                  61.44                  56.35                  0.00                  43.65                   0.00                  91.15                   0.58                   8.27
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$150,000.01 - $175,000.00                                                                          144                             23,323,094.58                                     9.25                  9.015                    601                 161,965.93                  82.23                  84.21                  55.60                  23.63                   6.19                 72.74                   1.41                   5.56                  42.13                  51.07                  65.05                  0.00                  34.95                   0.00                  92.29                   2.13                   5.58
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$175,000.01 - $200,000.00                                                                           94                             17,740,156.02                                     7.03                  8.778                    608                 188,725.06                  80.44                  83.63                  47.76                  17.80                   7.64                 82.94                   1.00                   8.48                  41.43                  54.26                  61.56                  0.00                  38.44                   0.00                  91.56                   2.14                   6.29
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$200,000.01 - $225,000.00                                                                           62                             13,154,783.28                                     5.22                  8.607                    621                 212,173.92                  84.54                  88.00                  53.24                  29.17                  19.47                 79.17                   0.00                   9.68                  42.20                  57.95                  64.68                  0.00                  35.32                   0.00                  95.29                   4.71                   0.00
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$225,000.01 - $250,000.00                                                                           68                             16,161,879.25                                     6.41                  8.516                    622                 237,674.69                  83.67                  87.72                  52.83                  28.01                  16.41                 79.33                   0.00                  10.36                  42.29                  66.40                  55.86                  0.00                  44.14                   0.00                  94.05                   4.48                   1.47
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$250,000.01 - $275,000.00                                                                           37                              9,709,537.72                                     3.85                  8.680                    621                 262,419.94                  84.46                  87.12                  59.75                  26.88                  16.20                 86.15                   0.00                   2.63                  42.88                  73.07                  43.30                  0.00                  56.70                   0.00                  89.27                   8.11                   2.62
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$275,000.01 - $300,000.00                                                                           41                             11,769,428.45                                     4.67                  8.254                    614                 287,059.23                  79.21                  82.26                  39.32                   9.84                  26.68                 70.80                   0.00                   7.17                  44.91                  68.23                  58.60                  0.00                  41.40                   0.00                  92.66                   2.44                   4.89
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$300,000.01 - $325,000.00                                                                           34                             10,671,159.32                                     4.23                  8.626                    616                 313,857.63                  83.38                  85.72                  58.90                  26.60                  20.62                 82.24                   0.00                   0.00                  43.29                  70.53                  38.27                  0.00                  61.73                   0.00                  91.11                   8.89                   0.00
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$325,000.01 - $350,000.00                                                                           24                              8,156,209.80                                     3.23                  8.600                    627                 339,842.08                  84.63                  86.27                  62.43                  37.41                  20.91                100.00                   0.00                   0.00                  43.32                  62.23                  50.23                  0.00                  49.77                   0.00                  87.44                  12.56                   0.00
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$350,000.01 - $375,000.00                                                                           20                              7,274,252.46                                     2.88                  8.321                    632                 363,712.62                  84.39                  87.17                  59.77                  25.09                  30.10                 74.95                   0.00                  10.06                  41.65                  59.80                  50.02                  0.00                  49.98                   0.00                  90.09                   9.91                   0.00
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$375,000.01 - $400,000.00                                                                           18                              6,987,720.92                                     2.77                  7.498                    626                 388,206.72                  76.17                  77.28                  38.82                   5.41                  39.12                 83.22                   0.00                   0.00                  44.46                  71.80                  61.04                  0.00                  38.96                   0.00                  88.88                   5.72                   5.40
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$400,000.01 - $450,000.00                                                                           25                             10,652,028.13                                     4.22                  8.016                    636                 426,081.13                  81.64                  86.47                  32.03                   3.92                  36.49                 84.42                   0.00                   4.16                  44.34                  72.43                  40.35                  0.00                  59.65                   0.00                 100.00                   0.00                   0.00
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$450,000.01 - $500,000.00                                                                           17                              8,072,976.63                                     3.20                  7.692                    624                 474,880.98                  81.87                  83.35                  58.91                  29.30                  46.55                 82.46                   0.00                   0.00                  44.02                  64.82                  58.67                  0.00                  41.33                   0.00                  94.30                   0.00                   5.70
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$500,000.01 - $600,000.00                                                                           21                             11,549,414.69                                     4.58                  7.796                    638                 549,972.13                  85.39                  88.13                  57.13                  19.69                  43.52                 86.44                   0.00                   0.00                  42.76                  85.49                  56.68                  0.00                  43.32                   0.00                  95.14                   0.00                   4.86
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$600,000.01 - $700,000.00                                                                            6                              3,869,323.22                                     1.53                  7.938                    629                 644,887.20                  74.35                  80.42                  31.65                  15.81                  31.65                 84.18                   0.00                   0.00                  45.39                  82.54                  50.53                  0.00                  49.47                   0.00                 100.00                   0.00                   0.00
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$700,000.01 - $800,000.00                                                                            4                              2,923,375.76                                     1.16                  7.675                    613                 730,843.94                  84.15                  84.15                  74.58                   0.00                  75.39                100.00                   0.00                   0.00                  39.45                  74.58                  75.39                  0.00                  24.61                   0.00                  75.39                   0.00                  24.61
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$800,000.01 - $900,000.00                                                                            1                                900,000.00                                     0.36                  8.500                    580                 900,000.00                  86.00                  86.00                 100.00                   0.00                 100.00                100.00                   0.00                   0.00                  50.00                 100.00                   0.00                  0.00                 100.00                   0.00                 100.00                   0.00                   0.00
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$900,000.01 - $1,000,000.00                                                                          1                                997,289.11                                     0.40                  8.000                    648                 997,289.11                  73.00                  73.00                   0.00                   0.00                   0.00                100.00                   0.00                   0.00                  31.00                   0.00                   0.00                  0.00                 100.00                   0.00                 100.00                   0.00                   0.00
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$1,000,000.01 >=                                                                                     1                              1,163,679.60                                     0.46                  7.500                    630               1,163,679.60                  73.00                  73.00                   0.00                   0.00                   0.00                100.00                   0.00                   0.00                  45.00                 100.00                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
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TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
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                                                                                                                                                                                                                                                                                                                                                                                                                                                PERCENT OF FIRSTS W
Product Type                                                                       Number of Loans                      UPB ($)                           Percent of Pool by UPB           WA Coupon (Percent)        WA SCOREFICO           Average UPB ($)       WA Original LTV(1) (PerWAnOriginal CLTV(2)(PercenPercent OLTV >80       Percent OLTV >90          Percent IO           Percent ARMs         Percent 2nd Lien         2nd in pool         WA DTI(3)(Percent)   Percent DTI(3) > 40PercentPercent Full Doc     Percent Stated Doc      Percent Reduced          Percent NINA        Percent Owner Occ       Percent 2nd Home         Percent Investment
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2/28 A - IO                                                                                        112                             33,430,877.97                                    13.26                  7.869                    631                 298,489.98                  82.74                  88.14                  45.48                  20.27                 100.00                100.00                   0.00                   9.19                  41.87                  65.32                  56.65                  0.00                  43.35                   0.00                  98.71                   1.13                   0.17
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2/28 A - Non-IO                                                                                    683                            116,643,703.87                                    46.25                  8.964                    604                 170,781.41                  82.84                  85.14                  54.45                  20.41                   0.00                100.00                   0.00                   5.64                  41.93                  61.32                  51.69                  0.00                  48.31                   0.00                  87.05                   5.52                   7.43
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3/27 A - IO                                                                                         18                              5,920,395.25                                     2.35                  7.506                    617                 328,910.85                  87.95                  89.14                  74.81                  20.53                 100.00                100.00                   0.00                   4.08                  45.73                  82.99                  95.92                  0.00                   4.08                   0.00                  98.11                   1.89                   0.00
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3/27 A - Non-IO                                                                                    152                             26,421,401.42                                    10.48                  8.627                    613                 173,825.01                  83.54                  86.12                  55.11                  24.71                   0.00                100.00                   0.00                   2.46                  43.58                  66.12                  64.22                  0.00                  35.78                   0.00                  96.11                   0.00                   3.89
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5/25 A - Non-IO                                                                                      4                              1,270,293.21                                     0.50                  7.537                    699                 317,573.30                  79.69                  91.75                  16.59                   0.00                   0.00                100.00                   0.00                   0.00                  41.22                  36.98                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
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Fixed 15 YR                                                                                         72                              4,645,310.18                                     1.84                 10.485                    615                  64,518.20                  82.81                  84.19                  59.72                  52.61                   0.00                  0.00                  48.35                   0.00                  40.83                  46.91                  66.24                  0.00                  33.76                   0.00                  98.30                   0.63                   1.08
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Fixed 20 YR                                                                                          2                                300,754.86                                     0.12                  7.015                    706                 150,377.43                  85.57                  85.57                 100.00                   9.80                   0.00                  0.00                   9.80                   0.00                  35.27                   9.80                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
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Fixed 25 YR                                                                                          2                                 97,364.67                                     0.04                 11.122                    603                  48,682.34                 100.00                 100.00                 100.00                 100.00                   0.00                  0.00                 100.00                   0.00                  45.91                  62.80                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
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Fixed 30 YR                                                                                        577                             61,252,249.06                                    24.29                  9.265                    620                 106,156.41                  81.07                  81.88                  50.72                  29.75                   0.00                  0.00                  20.99                   2.21                  41.55                  56.45                  70.82                  0.00                  29.18                   0.00                  95.27                   1.98                   2.75
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Fixed IO                                                                                             9                              2,227,093.29                                     0.88                  8.217                    649                 247,454.81                  83.39                  93.00                  30.18                  25.68                 100.00                  0.00                   0.00                  20.53                  45.42                  80.79                  52.24                  0.00                  47.76                   0.00                 100.00                   0.00                   0.00
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Total:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
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                                                                                                                                                                                                                                                                                                                                                                                                                                                PERCENT OF FIRSTS W
IO Term (months)                                                                   Number of Loans                      UPB ($)                           Percent of Pool by UPB           WA Coupon (Percent)        WA SCOREFICO           Average UPB ($)       WA Original LTV(1) (PerWAnOriginal CLTV(2)(PercenPercent OLTV >80       Percent OLTV >90          Percent IO           Percent ARMs         Percent 2nd Lien         2nd in pool         WA DTI(3)(Percent)   Percent DTI(3) > 40PercentPercent Full Doc     Percent Stated Doc      Percent Reduced          Percent NINA        Percent Owner Occ       Percent 2nd Home         Percent Investment
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0                                                                                                 1492                            210,631,077.27                                    83.51                  9.032                    611                 141,173.64                  82.40                  84.34                  53.42                  24.27                   0.00                 68.53                   7.23                   4.08                  41.99                  59.97                  59.53                  0.00                  40.47                   0.00                  90.93                   3.64                   5.43
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24                                                                                                   1                                161,870.68                                     0.06                 10.500                    543                 161,870.68                  90.00                  90.00                 100.00                   0.00                 100.00                100.00                   0.00                   0.00                  43.00                 100.00                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
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60                                                                                                 138                             41,416,495.83                                    16.42                  7.826                    630                 300,119.54                  83.49                  88.54                  48.63                  20.67                 100.00                 94.62                   0.00                   9.10                  42.61                  68.54                  61.86                  0.00                  38.14                   0.00                  98.68                   1.18                   0.13
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120
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TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
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                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
GEOGRAPHIC DISTRIBUTION (CONTINUED)                                                NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
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AL                                                                                                  46                              4,721,837.40                                     1.87                  9.419                    600                 102,648.64                  85.33                  87.01                  70.85                  19.40                   0.00                 61.11                   2.30                   4.38                  42.72                  54.56                  66.94                  0.00                  33.06                   0.00                  84.42                  13.86                   1.71
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AR                                                                                                  22                              2,371,913.75                                     0.94                  9.297                    586                 107,814.26                  82.41                  83.34                  65.63                  18.75                   0.00                 78.07                   5.01                   0.00                  40.42                  54.26                  55.76                  0.00                  44.24                   0.00                  97.56                   0.00                   2.44
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AZ                                                                                                  50                              8,497,590.75                                     3.37                  8.747                    629                 169,951.82                  84.40                  87.22                  54.13                  37.27                  28.25                 76.43                   8.64                   3.83                  42.45                  57.83                  65.07                  0.00                  34.93                   0.00                  87.05                   9.05                   3.90
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CA                                                                                                 205                             57,234,204.13                                    22.69                  7.848                    632                 279,191.24                  80.65                  83.19                  47.01                  18.72                  42.35                 80.53                   7.72                   2.39                  42.49                  68.30                  50.11                  0.00                  49.89                   0.00                  95.47                   1.15                   3.38
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CO                                                                                                  19                              2,599,739.54                                     1.03                  9.060                    612                 136,828.40                  81.82                  87.85                  33.60                  21.91                   0.00                 83.72                   8.90                   6.46                  42.98                  60.33                  70.61                  0.00                  29.39                   0.00                  94.81                   5.19                   0.00
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CT                                                                                                  10                              1,662,584.85                                     0.66                  9.136                    604                 166,258.49                  81.21                  81.21                  58.91                  14.57                   0.00                 85.93                   3.15                   0.00                  43.45                  61.63                  32.08                  0.00                  67.92                   0.00                  88.58                   0.00                  11.42
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DC                                                                                                   3                                217,009.97                                     0.09                  9.770                    622                  72,336.66                  65.91                  65.91                  56.29                  56.29                   0.00                 43.71                  56.29                   0.00                  43.77                 100.00                  69.67                  0.00                  30.33                   0.00                  56.29                   0.00                  43.71
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FL                                                                                                 145                             23,816,219.51                                     9.44                  8.718                    619                 164,249.79                  80.92                  83.53                  47.52                  26.92                  11.16                 69.51                   5.42                   3.26                  42.51                  60.51                  50.56                  0.00                  49.44                   0.00                  86.08                  10.34                   3.58
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GA                                                                                                  85                             11,308,680.50                                     4.48                  9.468                    604                 133,043.30                  88.34                  90.97                  70.42                  38.83                   7.31                 79.45                   5.59                  12.37                  44.11                  64.19                  69.82                  0.00                  30.18                   0.00                  89.48                   9.49                   1.03
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HI                                                                                                   1                                165,545.30                                     0.07                 11.350                    616                 165,545.30                  90.00                  90.00                 100.00                   0.00                   0.00                100.00                   0.00                   0.00                  51.00                 100.00                   0.00                  0.00                 100.00                   0.00                 100.00                   0.00                   0.00
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IA                                                                                                   6                                687,604.29                                     0.27                  9.320                    589                 114,600.72                  83.23                  83.23                  54.73                  13.66                   0.00                100.00                   0.00                   0.00                  41.41                  31.03                  35.97                  0.00                  64.03                   0.00                 100.00                   0.00                   0.00
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ID                                                                                                  10                              1,144,616.18                                     0.45                  8.795                    607                 114,461.62                  84.16                  84.16                  55.08                   9.77                   0.00                 72.85                   9.77                   0.00                  45.10                  72.97                  69.67                  0.00                  30.33                   0.00                 100.00                   0.00                   0.00
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IL                                                                                                  60                              7,569,133.23                                     3.00                  9.454                    608                 126,152.22                  84.43                  87.26                  64.94                  23.11                   2.06                 69.53                  11.70                   7.91                  42.96                  68.68                  53.70                  0.00                  46.30                   0.00                  96.07                   0.00                   3.93
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
IN                                                                                                  60                              5,239,966.18                                     2.08                  9.497                    612                  87,332.77                  87.67                  90.06                  76.90                  25.89                   3.97                 62.11                   5.86                   8.14                  40.15                  60.20                  81.86                  0.00                  18.14                   0.00                  94.42                   0.00                   5.58
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KS                                                                                                   7                                673,543.59                                     0.27                  9.170                    613                  96,220.51                  84.44                  85.50                  56.99                  33.80                   0.00                 49.38                   0.00                   0.00                  30.31                  10.42                  92.96                  0.00                   7.04                   0.00                  76.81                   0.00                  23.19
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KY                                                                                                  10                                774,500.47                                     0.31                  9.471                    605                  77,450.05                  88.00                  88.00                  68.16                  34.78                   0.00                 78.14                   6.82                   0.00                  43.11                  70.64                  55.73                  0.00                  44.27                   0.00                 100.00                   0.00                   0.00
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LA                                                                                                  31                              3,235,870.22                                     1.28                  8.993                    595                 104,382.91                  80.77                  82.51                  54.65                  20.20                   0.00                 60.26                   2.53                   6.57                  42.34                  60.05                  72.96                  0.00                  27.04                   0.00                  95.43                   0.00                   4.57
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MA                                                                                                  20                              4,939,834.01                                     1.96                  9.467                    611                 246,991.70                  84.62                  85.34                  73.48                  37.88                  22.20                 83.11                   4.35                   0.00                  43.27                  72.23                  44.55                  0.00                  55.45                   0.00                  97.37                   0.00                   2.63
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MD                                                                                                  38                              7,512,777.35                                     2.98                  9.135                    613                 197,704.67                  80.53                  87.63                  32.51                  19.87                  17.36                 69.27                  11.24                  16.38                  42.36                  58.42                  64.87                  0.00                  35.13                   0.00                  95.15                   1.01                   3.84
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ME                                                                                                   7                                847,725.49                                     0.34                  8.967                    648                 121,103.64                  87.59                  87.59                  71.89                  30.71                   0.00                 62.40                   9.49                   0.00                  41.83                  30.71                  76.35                  0.00                  23.65                   0.00                  73.48                   6.46                  20.06
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MI                                                                                                  67                              7,140,224.05                                     2.83                  9.425                    607                 106,570.51                  85.87                  88.07                  65.71                  22.06                   6.72                 83.66                   1.25                   3.65                  42.31                  56.30                  62.54                  0.00                  37.46                   0.00                  92.32                   0.00                   7.68
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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MN                                                                                                  39                              7,379,104.09                                     2.93                  8.777                    631                 189,207.80                  87.33                  91.23                  68.26                  30.27                  15.68                 52.92                   3.03                   5.02                  44.02                  68.03                  60.81                  0.00                  39.19                   0.00                  95.91                   1.22                   2.87
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MT                                                                                                   3                                434,863.32                                     0.17                  9.155                    604                 144,954.44                  85.67                  85.67                  63.83                  63.83                   0.00                 63.83                   0.00                   0.00                  50.00                  29.88                  66.05                  0.00                  33.95                   0.00                 100.00                   0.00                   0.00
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MO                                                                                                  32                              3,342,437.46                                     1.33                  9.223                    601                 104,451.17                  87.08                  89.18                  65.39                  36.86                  11.16                 82.87                   3.37                   6.34                  42.93                  54.85                  86.86                  0.00                  13.14                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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MS                                                                                                  21                              2,595,183.38                                     1.03                  9.598                    572                 123,580.16                  87.61                  88.09                  80.73                  24.42                   0.00                 44.59                   1.23                   0.00                  47.17                  83.41                  80.97                  0.00                  19.03                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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NC                                                                                                  36                              6,262,320.85                                     2.48                  9.029                    604                 173,953.36                  77.23                  78.27                  40.21                  21.34                   3.45                 75.45                   1.05                   2.30                  40.63                  59.87                  59.69                  0.00                  40.31                   0.00                  85.93                  12.24                   1.83
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ND                                                                                                   2                                136,679.03                                     0.05                  9.106                    604                  68,339.52                  87.31                  87.31                 100.00                  15.42                   0.00                 84.58                  15.42                   0.00                  37.38                   0.00                  84.58                  0.00                  15.42                   0.00                 100.00                   0.00                   0.00
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NE                                                                                                   8                              1,142,672.61                                     0.45                  9.423                    607                 142,834.08                  87.20                  97.00                  51.00                  33.06                  42.01                 86.50                   1.75                   7.00                  37.72                  11.75                  91.25                  0.00                   8.75                   0.00                 100.00                   0.00                   0.00
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NH                                                                                                   2                                531,902.59                                     0.21                  9.228                    540                 265,951.30                  67.10                  67.10                   6.00                   6.00                   0.00                 94.00                   6.00                   0.00                  54.28                 100.00                   6.00                  0.00                  94.00                   0.00                 100.00                   0.00                   0.00
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NJ                                                                                                  32                              5,741,447.42                                     2.28                  9.189                    607                 179,420.23                  82.43                  83.71                  54.15                  42.38                  31.06                 80.62                   6.58                   7.99                  44.98                  78.80                  52.46                  0.00                  47.54                   0.00                  94.18                   0.00                   5.82
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NM                                                                                                   9                              1,155,184.67                                     0.46                  9.017                    640                 128,353.85                  80.20                  86.77                  17.42                  17.42                  16.97                 43.48                   8.21                  32.82                  37.27                  26.18                  65.73                  0.00                  34.27                   0.00                 100.00                   0.00                   0.00
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NV                                                                                                  17                              3,262,918.48                                     1.29                  8.383                    607                 191,936.38                  79.27                  81.64                  34.98                  17.33                  14.28                 63.35                   3.38                   6.62                  42.15                  76.32                  54.03                  0.00                  45.97                   0.00                  92.36                   7.64                   0.00
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NY                                                                                                  33                              6,840,431.35                                     2.71                  8.921                    620                 207,285.80                  78.49                  81.42                  31.85                  16.76                   2.92                 62.36                  17.05                   5.20                  39.47                  55.82                  43.06                  0.00                  56.94                   0.00                  85.99                   0.00                  14.01
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OH                                                                                                  31                              3,122,697.33                                     1.24                  9.097                    603                 100,732.17                  85.70                  87.53                  64.30                  23.65                  11.08                 70.66                   4.24                   3.84                  37.95                  48.65                  90.72                  0.00                   9.28                   0.00                  89.32                   3.59                   7.09
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OK                                                                                                  17                              1,477,607.15                                     0.59                  9.162                    587                  86,918.07                  83.25                  83.25                  52.33                  19.46                   0.00                 41.17                   4.33                   0.00                  41.88                  60.55                  92.92                  0.00                   7.08                   0.00                  97.23                   2.77                   0.00
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OR                                                                                                  13                              1,399,630.77                                     0.55                  9.363                    632                 107,663.91                  78.59                  82.88                  18.41                   6.28                   8.21                 93.72                   6.28                  14.49                  34.91                  28.71                  39.85                  0.00                  60.15                   0.00                  49.14                   0.00                  50.86
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PA                                                                                                  38                              4,579,118.22                                     1.82                  8.820                    606                 120,503.11                  82.43                  82.43                  50.40                  25.17                   6.29                 71.76                   4.23                   0.00                  37.35                  47.13                  67.54                  0.00                  32.46                   0.00                  94.21                   0.00                   5.79
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RI                                                                                                   9                              1,244,461.58                                     0.49                  9.762                    595                 138,273.51                  83.36                  86.32                  57.49                  32.93                  21.37                 88.44                  11.56                   0.00                  43.45                  63.87                  56.70                  0.00                  43.30                   0.00                  87.61                   0.00                  12.39
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SC                                                                                                  33                              3,152,145.84                                     1.25                  9.739                    595                  95,519.57                  86.14                  87.61                  64.87                  25.39                   0.00                 55.89                   3.78                   7.33                  40.83                  56.32                  85.65                  0.00                  14.35                   0.00                  82.54                   3.55                  13.91
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SD                                                                                                   1                                 28,949.16                                     0.01                 12.400                    611                  28,949.16                 100.00                 100.00                 100.00                 100.00                   0.00                  0.00                 100.00                   0.00                  48.00                 100.00                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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TN                                                                                                  31                              3,785,093.37                                     1.50                  9.709                    591                 122,099.79                  85.16                  86.57                  66.69                  19.71                   0.00                 76.18                   3.32                   0.00                  39.70                  56.83                  44.99                  0.00                  55.01                   0.00                  77.69                  10.56                  11.75
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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TX                                                                                                 128                             14,096,128.94                                     5.59                  9.404                    601                 110,126.01                  82.30                  84.85                  41.96                  17.66                   0.00                 51.08                   5.16                   7.61                  40.38                  47.57                  62.46                  0.00                  37.54                   0.00                  91.66                   3.27                   5.07
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------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
UT                                                                                                  17                              2,179,196.24                                     0.86                  8.786                    591                 128,188.01                  77.85                  80.61                  36.85                   5.26                   6.46                 74.60                   5.26                   7.33                  44.87                  77.35                  80.87                  0.00                  19.13                   0.00                 100.00                   0.00                   0.00
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VA                                                                                                  50                              7,834,296.72                                     3.11                  8.913                    601                 156,685.93                  81.56                  84.78                  56.72                  17.85                  14.80                 71.57                   5.04                   9.04                  39.91                  60.24                  67.54                  0.00                  32.46                   0.00                  96.57                   0.00                   3.43
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WA                                                                                                  40                              7,568,935.58                                     3.00                  8.237                    610                 189,223.39                  80.85                  82.89                  43.94                  17.70                   9.94                 67.21                   3.24                   4.30                  41.37                  45.61                  81.91                  0.00                  18.09                   0.00                  99.00                   0.00                   1.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
WI                                                                                                  80                              9,814,286.29                                     3.89                  9.573                    604                 122,678.58                  84.54                  85.64                  59.07                  26.08                   2.74                 93.85                   1.90                   3.58                  43.14                  68.18                  63.20                  0.00                  36.80                   0.00                  92.16                   0.51                   7.33
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WV                                                                                                   5                                399,840.23                                     0.16                 10.627                    637                  79,968.05                  84.05                  84.05                  51.03                  51.03                   0.00                 55.68                   9.10                   0.00                  40.12                  67.91                  58.07                  0.00                  41.93                   0.00                  58.07                   0.00                  41.93
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WY                                                                                                   2                                340,790.35                                     0.14                  9.312                    606                 170,395.18                  91.33                  91.33                 100.00                  59.21                   0.00                 59.21                   0.00                   0.00                  50.00                  59.21                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
GEOGRAPHIC DISTRIBUTION                                                            NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
CA                                                                                                 205                             57,234,204.13                                    22.69                  7.848                    632                 279,191.24                  80.65                  83.19                  47.01                  18.72                  42.35                 80.53                   7.72                   2.39                  42.49                  68.30                  50.11                  0.00                  49.89                   0.00                  95.47                   1.15                   3.38
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FL                                                                                                 145                             23,816,219.51                                     9.44                  8.718                    619                 164,249.79                  80.92                  83.53                  47.52                  26.92                  11.16                 69.51                   5.42                   3.26                  42.51                  60.51                  50.56                  0.00                  49.44                   0.00                  86.08                  10.34                   3.58
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TX                                                                                                 128                             14,096,128.94                                     5.59                  9.404                    601                 110,126.01                  82.30                  84.85                  41.96                  17.66                   0.00                 51.08                   5.16                   7.61                  40.38                  47.57                  62.46                  0.00                  37.54                   0.00                  91.66                   3.27                   5.07
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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GA                                                                                                  85                             11,308,680.50                                     4.48                  9.468                    604                 133,043.30                  88.34                  90.97                  70.42                  38.83                   7.31                 79.45                   5.59                  12.37                  44.11                  64.19                  69.82                  0.00                  30.18                   0.00                  89.48                   9.49                   1.03
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
WI                                                                                                  80                              9,814,286.29                                     3.89                  9.573                    604                 122,678.58                  84.54                  85.64                  59.07                  26.08                   2.74                 93.85                   1.90                   3.58                  43.14                  68.18                  63.20                  0.00                  36.80                   0.00                  92.16                   0.51                   7.33
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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Other                                                                                              988                            135,939,924.41                                    53.90                  9.106                    608                 137,591.02                  83.11                  85.55                  55.11                  24.37                   9.99                 70.36                   5.87                   5.44                  41.78                  59.37                  64.40                  0.00                  35.60                   0.00                  92.19                   2.55                   5.26
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
ORIGINAL LTV(1)                                                                    NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0.01% - 50.00%                                                                                      57                              7,456,870.00                                     2.96                  8.379                    607                 130,822.28                  40.83                  41.05                   0.00                   0.00                   5.03                 61.95                   0.00                   0.00                  37.10                  40.06                  63.64                  0.00                  36.36                   0.00                  87.91                   0.00                  12.09
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                                                                                     21                              3,366,201.40                                     1.33                  7.706                    595                 160,295.30                  53.29                  54.07                   0.00                   0.00                   6.54                 34.19                   0.00                   0.00                  35.82                  22.80                  68.47                  0.00                  31.53                   0.00                  92.58                   0.00                   7.42
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%                                                                                     40                              6,074,121.96                                     2.41                  7.913                    609                 151,853.05                  58.17                  59.03                   0.00                   0.00                   8.44                 39.51                   0.00                   0.00                  40.02                  44.55                  65.49                  0.00                  34.51                   0.00                  94.52                   0.00                   5.48
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                                                                                     54                              9,601,668.30                                     3.81                  8.018                    594                 177,808.67                  63.63                  64.56                   0.00                   0.00                   6.14                 59.25                   0.00                   0.00                  41.56                  52.82                  58.43                  0.00                  41.57                   0.00                  88.96                   1.04                  10.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
65.01% - 70.00%                                                                                     70                             12,116,792.69                                     4.80                  8.372                    602                 173,097.04                  68.81                  68.81                   0.00                   0.00                  18.11                 56.18                   0.00                   0.00                  38.67                  46.48                  59.55                  0.00                  40.45                   0.00                  89.69                   3.01                   7.30
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
70.01% - 75.00%                                                                                    100                             18,798,188.45                                     7.45                  8.393                    599                 187,981.88                  74.11                  75.14                   0.00                   0.00                   5.71                 82.15                   0.00                   0.00                  40.41                  52.07                  64.67                  0.00                  35.33                   0.00                  91.70                   1.05                   7.26
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
75.01% - 80.00%                                                                                    360                             61,976,303.17                                    24.57                  8.362                    622                 172,156.40                  79.70                  88.97                   0.00                   0.00                  26.32                 80.14                   0.00                  19.94                  42.02                  62.54                  59.65                  0.00                  40.35                   0.00                  94.12                   1.39                   4.49
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
80.01% - 85.00%                                                                                    128                             23,605,616.02                                     9.36                  8.671                    599                 184,418.88                  84.44                  84.47                 100.00                   0.00                  13.89                 75.85                   0.00                   0.00                  42.84                  62.30                  61.44                  0.00                  38.56                   0.00                  95.32                   0.00                   4.68
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
85.01% - 90.00%                                                                                    283                             49,524,416.70                                    19.64                  8.883                    604                 174,997.94                  89.56                  89.60                 100.00                   0.00                  17.09                 84.16                   0.09                   0.00                  42.16                  63.65                  65.52                  0.00                  34.48                   0.00                  91.69                   3.77                   4.54
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
90.01% - 95.00%                                                                                    179                             34,220,317.58                                    13.57                  9.316                    623                 191,174.96                  94.74                  94.78                 100.00                 100.00                  21.55                 83.11                   2.05                   0.00                  45.34                  76.52                  48.23                  0.00                  51.77                   0.00                  93.07                   5.00                   1.93
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95.01% - 100.00%                                                                                   339                             25,468,947.51                                    10.10                 10.757                    646                  75,129.64                  99.90                  99.90                 100.00                 100.00                   4.66                 38.80                  56.87                   0.00                  42.85                  65.71                  57.84                  0.00                  42.16                   0.00                  87.96                  12.04                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
ORIGINAL CLTV(2)                                                                   NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0.01% - 50.00%                                                                                      56                              7,337,770.00                                     2.91                  8.405                    606                 131,031.61                  40.76                  40.76                   0.00                   0.00                   5.11                 61.33                   0.00                   0.00                  36.95                  39.08                  64.67                  0.00                  35.33                   0.00                  87.72                   0.00                  12.28
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50.01% - 55.00%                                                                                     20                              3,076,901.40                                     1.22                  7.808                    593                 153,845.07                  53.51                  53.51                   0.00                   0.00                   7.15                 37.41                   0.00                   0.00                  35.82                  24.94                  65.50                  0.00                  34.50                   0.00                  91.88                   0.00                   8.12
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%                                                                                     41                              6,220,121.96                                     2.47                  7.864                    609                 151,710.29                  57.54                  58.23                   0.00                   0.00                   4.02                 36.28                   0.00                   0.00                  40.15                  45.42                  64.38                  0.00                  35.62                   0.00                  94.65                   0.00                   5.35
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60.01% - 65.00%                                                                                     52                              9,075,361.20                                     3.60                  8.058                    593                 174,526.18                  63.63                  63.63                   0.00                   0.00                   6.50                 59.52                   0.00                   0.00                  41.56                  55.88                  56.02                  0.00                  43.98                   0.00                  88.32                   1.10                  10.58
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65.01% - 70.00%                                                                                     70                             12,116,792.69                                     4.80                  8.372                    602                 173,097.04                  68.81                  68.81                   0.00                   0.00                  18.11                 56.18                   0.00                   0.00                  38.67                  46.48                  59.55                  0.00                  40.45                   0.00                  89.69                   3.01                   7.30
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
70.01% - 75.00%                                                                                     97                             17,817,430.97                                     7.06                  8.361                    599                 183,684.86                  74.11                  74.11                   0.00                   0.00                   6.02                 81.17                   0.00                   0.00                  40.06                  49.89                  64.02                  0.00                  35.98                   0.00                  91.24                   1.10                   7.66
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
75.01% - 80.00%                                                                                    210                             32,943,710.36                                    13.06                  8.425                    603                 156,874.81                  79.25                  79.53                   0.00                   0.00                  19.05                 73.06                   0.00                   0.00                  42.30                  62.70                  61.39                  0.00                  38.61                   0.00                  91.20                   0.36                   8.44
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
80.01% - 85.00%                                                                                    129                             24,285,849.19                                     9.63                  8.640                    600                 188,262.40                  84.11                  84.42                  96.89                   0.00                  13.50                 76.52                   0.00                   0.00                  42.93                  62.48                  60.60                  0.00                  39.40                   0.00                  95.45                   0.00                   4.55
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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85.01% - 90.00%                                                                                    281                             49,518,707.83                                    19.63                  8.868                    604                 176,223.16                  89.44                  89.56                  99.28                   0.00                  17.09                 84.16                   0.09                   0.26                  42.26                  64.16                  65.67                  0.00                  34.33                   0.00                  91.69                   3.77                   4.54
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------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
90.01% - 95.00%                                                                                    191                             36,896,582.53                                    14.63                  9.285                    625                 193,175.82                  93.57                  94.77                  93.27                  92.29                  21.47                 83.04                   1.90                   1.80                  44.97                  75.46                  49.91                  0.00                  50.09                   0.00                  93.57                   4.64                   1.79
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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95.01% - 100.00%                                                                                   484                             52,920,215.65                                    20.98                  9.468                    643                 109,339.29                  89.59                  99.90                  48.59                  48.44                  20.67                 64.51                  27.37                  21.85                  42.26                  63.05                  58.24                  0.00                  41.76                   0.00                  92.80                   7.20                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
DEBT-TO-INCOME RATIO(3)                                                            NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
<= 0.000                                                                                            95                             13,720,579.33                                     5.44                  8.533                    617                 144,427.15                  79.17                  80.71                  57.21                  25.52                   2.32                 51.32                   0.00                   0.00                   0.00                   0.00                  88.46                  0.00                  11.54                   0.00                  97.94                   0.00                   2.06
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0.001 - 5.000                                                                                        2                                868,886.65                                     0.34                  7.869                    669                 434,443.33                  86.52                  93.48                  65.16                   0.00                   0.00                100.00                   0.00                   0.00                   2.39                   0.00                   0.00                  0.00                 100.00                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
5.001 - 10.000                                                                                       5                                713,161.97                                     0.28                  8.269                    644                 142,632.39                  81.06                  94.49                  17.54                   0.00                  63.92                100.00                   0.00                   0.00                   8.35                   0.00                  58.59                  0.00                  41.41                   0.00                  88.11                   0.00                  11.89
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
10.001 - 15.000                                                                                     11                              1,551,923.99                                     0.62                  8.075                    625                 141,084.00                  75.77                  75.77                  21.48                  12.66                   0.00                 94.08                   0.00                   0.00                  12.77                   0.00                  63.95                  0.00                  36.05                   0.00                  87.59                   0.00                  12.41
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
15.001 - 20.000                                                                                     25                              3,541,473.76                                     1.40                  8.722                    612                 141,658.95                  74.95                  76.15                  32.12                   2.67                  20.98                 75.20                   2.67                   2.71                  18.72                   0.00                  81.57                  0.00                  18.43                   0.00                  85.93                   0.80                  13.26
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
20.001 - 25.000                                                                                     58                              5,545,710.55                                     2.20                  9.333                    595                  95,615.70                  73.01                  74.78                  28.12                   9.23                   6.46                 48.99                   5.02                   3.53                  23.34                   0.00                  56.75                  0.00                  43.25                   0.00                  91.06                   0.76                   8.18
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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25.001 - 30.000                                                                                     92                             13,029,389.29                                     5.17                  8.460                    617                 141,623.80                  77.87                  79.63                  41.62                  15.60                  14.99                 73.10                   2.13                   4.10                  28.18                   0.00                  69.53                  0.00                  30.47                   0.00                  89.83                   2.62                   7.55
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
30.001 - 35.000                                                                                    162                             22,364,628.46                                     8.87                  8.662                    614                 138,053.26                  79.89                  81.45                  47.50                  15.47                  14.09                 69.67                   4.17                   4.53                  33.18                   0.00                  52.01                  0.00                  47.99                   0.00                  91.44                   4.73                   3.82
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
35.001 - 40.000                                                                                    252                             36,012,280.92                                    14.28                  9.035                    618                 142,905.88                  81.91                  85.74                  44.58                  19.36                  16.80                 74.69                   7.86                   8.41                  38.14                   0.00                  48.43                  0.00                  51.57                   0.00                  89.75                   5.82                   4.43
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
40.001 - 45.000                                                                                    330                             51,134,669.24                                    20.27                  8.834                    617                 154,953.54                  83.72                  86.31                  55.03                  26.72                  18.79                 75.00                   7.38                   4.78                  43.21                 100.00                  57.94                  0.00                  42.06                   0.00                  94.42                   1.68                   3.90
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
45.001 - 50.000                                                                                    470                             82,128,958.25                                    32.56                  8.872                    613                 174,742.46                  85.24                  87.54                  60.55                  28.79                  21.59                 74.85                   7.61                   4.56                  48.34                 100.00                  58.34                  0.00                  41.66                   0.00                  92.75                   3.40                   3.86
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
50.001 - 55.000                                                                                    128                             21,448,474.23                                     8.50                  8.968                    601                 167,566.20                  82.83                  85.10                  51.90                  26.17                   5.62                 75.76                   3.73                   6.08                  53.37                 100.00                  73.48                  0.00                  26.52                   0.00                  89.01                   4.42                   6.57
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
55.001 >=                                                                                            1                                149,307.14                                     0.06                  8.375                    556                 149,307.14                  90.00                  90.00                 100.00                   0.00                   0.00                100.00                   0.00                   0.00                  68.00                 100.00                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
LIEN                                                                               NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                                                          1346                            236,977,602.48                                    93.96                  8.663                    612                 176,060.63                  81.49                  84.09                  49.62                  18.78                  17.55                 77.51                   0.00                   5.21                  42.03                  60.78                  59.98                  0.00                  40.02                   0.00                  91.92                   3.23                   4.85
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2nd Lien                                                                                           285                             15,231,841.30                                     6.04                 11.508                    645                  53,445.06                  99.70                  99.70                 100.00                  99.69                   0.00                  0.00                 100.00                   0.00                  43.09                  71.04                  59.23                  0.00                  40.77                   0.00                  96.60                   3.40                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
SUBORDINATE LOAN DESCRIPTION - FIRST LIEN ONLY                                     NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
No second behind first                                                                            1180                            204,659,308.60                                    86.36                  8.726                    608                 173,440.09                  81.87                  81.87                  57.16                  21.66                  15.16                 76.01                   0.00                   0.00                  42.07                  60.98                  59.99                  0.00                  40.01                   0.00                  91.01                   3.37                   5.61
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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Second behind first - in pool                                                                       74                             12,357,993.48                                     5.21                  8.631                    628                 166,999.91                  79.92                  99.60                   0.00                   0.00                  30.51                 85.33                   0.00                 100.00                  42.38                  60.60                  77.21                  0.00                  22.79                   0.00                  99.06                   0.94                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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Second behind first - not in pool                                                                   92                             19,960,300.40                                     8.42                  8.042                    647                 216,959.79                  78.54                  97.25                   3.04                   0.84                  34.02                 88.03                   0.00                   0.00                  41.39                  58.83                  49.28                  0.00                  50.72                   0.00                  96.86                   3.14                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1346                            236,977,602.48                                   100.00                  8.663                    612                 176,060.63                  81.49                  84.09                  49.62                  18.78                  17.55                 77.51                   0.00                   5.21                  42.03                  60.78                  59.98                  0.00                  40.02                   0.00                  91.92                   3.23                   4.85
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
LOAN PURPOSE                                                                       NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                                                           590                             76,730,256.77                                    30.42                  9.371                    633                 130,051.28                  87.76                  93.21                  57.21                  38.79                  15.88                 76.98                  16.07                  10.76                  42.29                  66.54                  48.93                  0.00                  51.07                   0.00                  84.91                   9.39                   5.70
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Rate/Term Refinance                                                                                209                             31,865,701.45                                    12.63                  8.524                    614                 152,467.47                  81.35                  83.95                  51.66                  19.70                  13.77                 62.12                   0.84                   3.79                  43.02                  41.28                  70.01                  0.00                  29.99                   0.00                  96.28                   0.00                   3.72
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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Cash Out Refinance                                                                                 832                            143,613,485.56                                    56.94                  8.618                    604                 172,612.36                  80.10                  80.91                  50.46                  16.46                  17.41                 72.99                   1.84                   2.01                  41.88                  63.12                  63.58                  0.00                  36.42                   0.00                  95.20                   0.67                   4.13
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Construction Permanent
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                                PERCENT OF FIRSTS W
PROPERTY TYPE                                                                      NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
SF Detached                                                                                       1268                            187,571,293.60                                    74.37                  8.816                    613                 147,926.89                  82.64                  84.82                  53.60                  24.32                  16.79                 70.90                   5.57                   4.15                  41.58                  59.02                  61.44                  0.00                  38.56                   0.00                  93.90                   2.64                   3.46
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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Condo Low Rise                                                                                      65                              9,952,343.09                                     3.95                  8.507                    623                 153,112.97                  82.66                  87.44                  47.71                  19.39                  20.19                 87.76                   8.58                   5.57                  43.93                  68.28                  49.41                  0.00                  50.59                   0.00                  89.99                   8.60                   1.41
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Condo High Rise                                                                                      5                              1,592,468.00                                     0.63                 10.174                    602                 318,493.60                  84.14                  92.53                  58.09                  27.28                   0.00                 88.82                  11.18                   0.00                  46.14                  81.33                  54.05                  0.00                  45.95                   0.00                  81.33                   0.00                  18.67
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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Condo Mid Rise                                                                                       2                                299,955.32                                     0.12                  8.433                    552                 149,977.66                  70.37                  70.37                   0.00                   0.00                   0.00                100.00                   0.00                   0.00                  43.52                 100.00                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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Townhouse                                                                                           12                              1,347,704.71                                     0.53                  9.183                    619                 112,308.73                  82.64                  86.63                  50.60                  50.60                  10.45                 62.95                   1.94                   9.49                  40.29                  56.39                  54.34                  0.00                  45.66                   0.00                  73.42                  12.16                  14.43
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PUD Attached                                                                                        41                              5,966,651.39                                     2.37                  8.853                    617                 145,528.08                  85.54                  88.92                  56.04                  18.51                  11.18                 78.62                  15.68                  13.77                  43.82                  70.31                  67.38                  0.00                  32.62                   0.00                  92.11                   5.42                   2.46
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
PUD Detached                                                                                       148                             27,466,550.59                                    10.89                  8.651                    614                 185,584.80                  82.05                  85.09                  47.84                  22.11                  14.06                 73.17                   6.43                   8.17                  43.61                  65.35                  69.39                  0.00                  30.61                   0.00                  90.97                   6.80                   2.23
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Leasehold
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                                                                          90                             18,012,477.08                                     7.14                  9.354                    621                 200,138.63                  81.91                  84.03                  52.44                  21.33                  18.88                 81.12                   5.68                   4.62                  43.39                  71.39                  33.49                  0.00                  66.51                   0.00                  80.00                   0.00                  20.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Condotel
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
DOCUMENTATION                                                                      NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Full                                                                                              1067                            151,168,309.74                                    59.94                  8.645                    604                 141,676.02                  82.05                  84.52                  51.72                  20.66                  17.05                 68.24                   5.97                   6.31                  42.42                  61.82                 100.00                  0.00                   0.00                   0.00                  95.45                   1.22                   3.33
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Reduced                                                                                            564                            101,041,134.04                                    40.06                  9.120                    628                 179,150.95                  83.39                  85.81                  54.07                  28.16                  15.63                 79.70                   6.15                   2.79                  41.65                  60.78                   0.00                  0.00                 100.00                   0.00                  87.35                   6.26                   6.39
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
No Income/No Asset
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
NO STATED INCOME
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
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------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
OCCUPANCY                                                                          NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Investment                                                                                          85                             11,488,844.74                                     4.56                  9.412                    621                 135,162.88                  75.88                  75.88                  34.94                   5.75                   0.48                 84.88                   0.00                   0.00                  40.46                  57.20                  43.81                  0.00                  56.19                   0.00                   0.00                   0.00                 100.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Primary Home                                                                                      1498                            232,554,560.17                                    92.21                  8.782                    612                 155,243.36                  82.58                  85.17                  52.53                  23.33                  17.64                 71.81                   6.33                   5.26                  42.15                  61.79                  62.05                  0.00                  37.95                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Second Home                                                                                         48                              8,166,038.87                                     3.24                  9.541                    657                 170,125.81                  92.12                  93.94                  81.34                  58.50                   6.00                 84.82                   6.34                   1.43                  43.10                  56.33                  22.59                  0.00                  77.41                   0.00                   0.00                 100.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
ORIGINAL TERM                                                                      NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
61 - 120
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                                                                           72                              4,645,310.18                                     1.84                 10.485                    615                  64,518.20                  82.81                  84.19                  59.72                  52.61                   0.00                  0.00                  48.35                   0.00                  40.83                  46.91                  66.24                  0.00                  33.76                   0.00                  98.30                   0.63                   1.08
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
181 - 240                                                                                            2                                300,754.86                                     0.12                  7.015                    706                 150,377.43                  85.57                  85.57                 100.00                   9.80                   0.00                  0.00                   9.80                   0.00                  35.27                   9.80                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
241 - 300                                                                                            2                                 97,364.67                                     0.04                 11.122                    603                  48,682.34                 100.00                 100.00                 100.00                 100.00                   0.00                  0.00                 100.00                   0.00                  45.91                  62.80                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
301 - 360                                                                                         1555                            247,166,014.07                                    98.00                  8.805                    614                 158,949.21                  82.57                  85.04                  52.45                  23.11                  16.82                 74.32                   5.20                   5.00                  42.13                  61.74                  59.75                  0.00                  40.25                   0.00                  92.08                   3.29                   4.63
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
SEASONING                                                                          NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
<= 0                                                                                               206                             27,755,944.32                                    11.01                  8.996                    605                 134,737.59                  79.07                  80.05                  47.02                  17.60                   3.61                 59.23                   0.53                   2.14                  40.82                  38.23                  75.41                  0.00                  24.59                   0.00                  93.71                   1.10                   5.18
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1 - 3                                                                                              821                            119,451,939.08                                    47.36                  9.172                    606                 145,495.66                  82.21                  84.58                  53.51                  25.09                   8.66                 72.23                   3.35                   8.96                  42.38                  62.83                  61.67                  0.00                  38.33                   0.00                  91.88                   4.12                   4.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
4 - 6                                                                                              463                             81,397,540.44                                    32.27                  8.452                    624                 175,804.62                  84.52                  87.19                  56.11                  26.30                  32.27                 74.90                  12.56                   1.30                  41.93                  65.91                  53.11                  0.00                  46.89                   0.00                  92.54                   2.81                   4.65
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
7 - 9                                                                                              128                             21,632,590.78                                     8.58                  8.318                    630                 169,004.62                  81.81                  85.29                  42.32                  13.92                  14.75                 84.39                   3.95                   0.00                  41.91                  63.96                  53.92                  0.00                  46.08                   0.00                  91.31                   1.80                   6.89
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
10 - 12                                                                                              9                              1,162,803.17                                     0.46                  8.077                    608                 129,200.35                  85.83                  86.08                  74.43                  34.88                  25.80                 80.04                   0.00                   0.00                  49.51                  77.23                  90.92                  0.00                   9.08                   0.00                  77.76                  22.24                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
13 - 24                                                                                              4                                808,625.99                                     0.32                  6.998                    616                 202,156.50                  80.96                  97.13                  19.16                   0.00                  57.92                100.00                   0.00                   0.00                  45.84                 100.00                  77.08                  0.00                  22.92                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
PREPAY PREMIUM TERM (MONTHS)                                                       NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0                                                                                                  585                             75,489,561.42                                    29.93                  9.416                    609                 129,041.99                  82.42                  84.38                  52.47                  28.78                   8.73                 64.73                  10.54                   5.49                  41.91                  55.46                  60.61                  0.00                  39.39                   0.00                  91.25                   2.68                   6.06
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
12                                                                                                  67                             13,902,828.22                                     5.51                  9.015                    618                 207,504.90                  81.75                  84.45                  47.34                  16.72                  11.35                 77.17                   1.06                   2.43                  42.14                  56.96                  49.17                  0.00                  50.83                   0.00                  88.70                   2.65                   8.65
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
24                                                                                                 641                            111,841,964.20                                    44.34                  8.657                    612                 174,480.44                  83.60                  86.52                  54.34                  23.21                  25.05                 93.53                   4.60                   5.75                  41.82                  65.50                  54.66                  0.00                  45.34                   0.00                  90.72                   4.96                   4.32
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
30
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
36                                                                                                 335                             50,383,113.59                                    19.98                  8.310                    625                 150,397.35                  80.84                  82.78                  51.32                  19.21                  10.17                 38.68                   3.93                   2.87                  42.99                  62.13                  74.18                  0.00                  25.82                   0.00                  97.82                   0.44                   1.74
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
60                                                                                                   3                                591,976.35                                     0.23                  8.742                    618                 197,325.45                  80.00                  91.78                   0.00                   0.00                  46.60                  0.00                   0.00                   0.00                  46.31                  87.72                  12.28                  0.00                  87.72                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
CREDIT SCORE                                                                       NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1 - 500                                                                                              4                                413,523.34                                     0.16                  9.729                    500                 103,380.84                   62.5                   62.5                      0                      0                      0                 47.36                      0                      0                  43.51                  85.31                    100                     0                      0                      0                    100                      0                      0
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
501 - 525                                                                                           82                             10,573,191.54                                     4.19                  9.344                    513                 128,941.36                  73.28                  73.35                  15.96                   0.86                   4.55                 71.57                   0.86                      0                  42.34                  67.57                  87.82                     0                  12.18                      0                    100                      0                      0
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
526 - 551                                                                                          133                             17,202,820.33                                     6.82                  9.404                    539                 129,344.51                  78.03                  78.52                  50.56                   2.06                   0.94                 78.63                   0.41                      0                  42.82                  64.33                  79.32                     0                  20.68                      0                  97.64                      0                   2.36
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
552 - 575                                                                                          168                             21,927,204.26                                     8.69                  9.143                    562                 130,519.07                  79.59                   79.9                  59.17                   3.06                   7.25                 72.42                   0.13                      0                  41.17                  55.28                  80.82                     0                  19.18                      0                  93.36                   1.03                   5.61
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
576 - 600                                                                                          267                             45,339,454.56                                    17.98                  8.934                    588                 169,810.69                  82.64                  84.07                   55.7                  22.51                  13.16                 75.51                   2.33                   3.67                  42.86                   63.7                  64.46                     0                  35.54                      0                   92.2                   0.71                   7.09
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
601 - 625                                                                                          394                             60,160,487.29                                    23.85                  8.998                    612                 152,691.59                  84.45                  87.51                  56.07                  29.46                  20.18                 78.63                   7.83                   8.86                  41.78                  59.08                  55.62                     0                  44.38                      0                  92.87                   3.48                   3.65
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
626 - 650                                                                                          271                             45,405,028.98                                       18                  8.455                    638                 167,546.23                  83.14                  86.98                  50.65                   29.5                  20.38                 67.64                   7.96                   5.68                  42.67                  64.62                  53.73                     0                  46.27                      0                  94.03                   2.14                   3.83
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
651 - 675                                                                                          166                             26,373,849.60                                    10.46                  8.633                    661                 158,878.61                  84.88                  87.67                  52.83                  35.05                  26.26                 70.84                   9.27                   5.53                  41.95                  59.59                  45.07                     0                  54.93                      0                  86.81                   7.15                   6.04
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
676 - 700                                                                                           69                             11,533,187.40                                     4.57                  8.714                    686                 167,147.64                   88.3                  91.94                  64.58                  41.88                  22.41                 67.53                  12.97                   7.37                  42.01                   71.3                  40.68                     0                  59.32                      0                  84.65                  12.89                   2.47
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
701 - 725                                                                                           42                              6,244,690.63                                     2.48                  8.337                    712                 148,683.11                  84.63                  88.56                  48.78                  32.82                  32.65                 57.21                  15.91                   3.52                   41.8                   55.5                  43.74                     0                  56.26                      0                  88.28                   8.05                   3.67
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
726 - 750                                                                                           17                              2,628,684.21                                     1.04                  7.463                    738                 154,628.48                  77.65                   79.6                  48.22                  18.45                      0                 52.24                  10.91                   9.73                   44.1                  60.56                  46.45                     0                  53.55                      0                  77.57                    3.9                  18.54
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
751 - 775                                                                                           10                              2,572,576.95                                     1.02                  7.795                    763                 257,257.70                   86.5                  93.83                  56.78                  16.68                  16.95                 81.36                   9.23                      0                  38.57                  44.07                  57.45                     0                  42.55                      0                  92.54                   7.46                      0
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
776 - 800                                                                                            8                              1,834,744.69                                     0.73                  7.104                    789                 229,343.09                  69.23                  76.23                  17.35                  11.33                      0                 41.03                  11.33                      0                  29.26                  15.05                  55.08                     0                  44.92                      0                  73.17                  20.81                   6.02
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
801 - 825
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
DELINQUENCY STATUS (DAYS)                                                          NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Current (0-29 days)                                                                               1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
INITIAL RATE ADUSTMENT CAP (ARMS ONLY)                                             NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1                                                                                                    3                                410,354.66                                     0.22                  9.641                    637                 136,784.89                  90.48                  95.86                  73.11                  31.67                   0.00                100.00                   0.00                  26.89                  40.14                  31.67                  73.11                  0.00                  26.89                   0.00                  58.56                   0.00                  41.44
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1.5                                                                                                  2                                534,000.00                                     0.29                  7.922                    537                 267,000.00                  91.69                  91.69                 100.00                  56.18                 100.00                100.00                   0.00                   0.00                  46.62                 100.00                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2                                                                                                  183                             50,498,690.16                                    27.49                  7.891                    627                 275,949.13                  83.60                  86.48                  54.82                  17.97                  52.27                100.00                   0.00                   1.68                  42.80                  68.37                  50.11                  0.00                  49.89                   0.00                  91.89                   1.46                   6.64
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2.235
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2.91
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2.975
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
3                                                                                                  775                            131,244,256.26                                    71.45                  8.954                    606                 169,347.43                  82.79                  85.74                  52.40                  21.66                   9.27                100.00                   0.00                   7.30                  42.04                  61.25                  58.02                  0.00                  41.98                   0.00                  90.54                   4.71                   4.74
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
3.5                                                                                                  1                                132,780.42                                     0.07                  9.000                    632                 132,780.42                  95.00                  95.00                 100.00                 100.00                   0.00                100.00                   0.00                   0.00                  41.00                 100.00                   0.00                  0.00                 100.00                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
3.875                                                                                                1                                 99,450.00                                     0.05                  8.000                    627                  99,450.00                  85.00                  85.00                 100.00                   0.00                   0.00                100.00                   0.00                   0.00                   0.00                   0.00                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
5                                                                                                    2                                383,799.73                                     0.21                  7.750                    605                 191,899.87                  73.50                  86.99                   0.00                   0.00                   0.00                100.00                   0.00                   0.00                  43.82                  67.48                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
6                                                                                                    2                                383,340.49                                     0.21                  9.949                    585                 191,670.25                  91.57                  91.57                 100.00                  65.66                  65.66                100.00                   0.00                   0.00                  41.31                  65.66                 100.00                  0.00                   0.00                   0.00                 100.00                   0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                             969                            183,686,671.72                                   100.00                  8.659                    611                 189,563.13                  83.06                  86.00                  53.30                  20.86                  21.42                100.00                   0.00                   5.74                  42.27                  63.27                  56.16                  0.00                  43.84                   0.00                  90.92                   3.77                   5.31
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                                                                                                                                                                                                                                                                    PERCENT OF FIRSTS W
SUBSEQUENT RATE ADJUSTMENT CAP (ARMS ONLY)                                         NUMBER OF LOANS                      UPB ($)                           PERCENT OF POOL BY UPB           WA COUPON (PERCENT)        WA SCOREFICO           AVERAGE UPB ($)       WA ORIGINAL LTV(1) (PERWANORIGINAL CLTV(2)(PERCENPERCENT OLTV >80       PERCENT OLTV >90          PERCENT IO           PERCENT ARMS         PERCENT 2ND LIEN         2ND IN POOL         WA DTI(3)(PERCENT)   PERCENT DTI(3) > 40PERCENTPERCENT FULL DOC     PERCENT STATED DOC      PERCENT REDUCED          PERCENT NINA        PERCENT OWNER OCC       PERCENT 2ND HOME      PERCENT INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1.00%                                                                                              786                            132,860,301.04                                    72.33                  8.960                    606                 169,033.46                  82.90                  85.84                  53.05                  22.11                   9.63                100.00                   0.00                   7.18                  42.05                  61.41                  58.38                  0.00                  41.62                   0.00                  90.53                   4.66                   4.81
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1.50%                                                                                              183                             50,826,370.68                                    27.67                  7.874                    626                 277,739.73                  83.49                  86.42                  53.97                  17.60                  52.24                100.00                   0.00                   1.99                  42.81                  68.12                  50.34                  0.00                  49.66                   0.00                  91.94                   1.45                   6.60
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2.00%
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
3.00%
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                             969                            183,686,671.72                                   100.00                  8.659                    611                 189,563.13                  83.06                  86.00                  53.30                  20.86                  21.42                100.00                   0.00                   5.74                  42.27                  63.27                  56.16                  0.00                  43.84                   0.00                  90.92                   3.77                   5.31
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                               % OF ORIGINAL PURCHASE POOL
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                              ----------------------------------------------------------------------------------------------
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                                                                                        NUMBER                                                                  PERCENT OF                          WA                     WA                    AVERAGE                WA ORIGINAL            WA ORIGINAL              PERCENT                PERCENT                PERCENT                PERCENT               PERCENT             % OF FIRSTS W/               WA                  PERCENT                PERCENT                PERCENT               PERCENT                PERCENT                PERCENT                PERCENT                PERCENT                      SIZE OF UNDERWRITING                 SIZE OF APPRAISAL               PULL-THROUGH
Top 2 Originators (Note Additional Columns)                                            of Loans                         UPB ($)                                Pool by UPB                      Coupon (%)                FICO                   UPB ($)                 LTV(1) (%)             CLTV(2)(%)              OLTV >80               OLTV >90                  IO                   ARMs                 2nd Lien             2nd in pool             DTI(3)(%)             DTI(3) > 40%      Full Doc (incl. Full-alt)   Stated Doc              Reduced                  NINA                Owner Occ               2nd Home              Investment                    Diligence Sample (%)                Diligence Sample (%)               Rate (%)
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HOMECOMINGS                                                                                        513                             73,618,949.75                                    29.19                  9.058                    611                 143,506.72                  81.82                  84.05                  52.79                  23.17                   9.57                 67.00                   2.94                   7.99                  41.67                  49.81                  59.13                  0.00                  40.87                   0.00                  93.36                   3.03                   3.61
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NEW CENTURY                                                                                        383                             66,851,079.29                                    26.51                  8.320                    631                 174,545.90                  84.95                  87.31                  57.29                  28.81                  41.09                 74.41                  15.29                   1.42                  42.61                  67.72                  54.45                  0.00                  45.55                   0.00                  91.95                   2.00                   6.04
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OTHER                                                                                              735                            111,739,414.74                                     44.3                  8.996                    606                 152,026.41                  81.68                  84.32                  49.81                  20.92                   6.32                 75.73                   2.55                   4.95                  42.02                  65.26                  63.75                     0                  36.25                      0                   91.6                   4.12                   4.28
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Total:                                                                                            1631                            252,209,443.78                                   100.00                  8.835                    614                 154,634.85                  82.59                  85.03                  52.66                  23.67                  16.49                 72.83                   6.04                   4.90                  42.10                  61.40                  59.94                  0.00                  40.06                   0.00                  92.21                   3.24                   4.56
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(1) LTV is defined as (a) for a first lien loan, the loan amount divided by the lesser of the appraised value or sales price of the related property and (b) for a second lien loan, the sum of the loan amount plus the amount of the senior loan divided by the lesser of the appraised vaue or sales price of the related property.
(2) CLTV is defined as (a) for a first lien loan, the sum of the loan amount plus the amount of any subordinate lien on the related property divided by the lesser of the appraised value or sales price of the related property and (b) for a second lien loan, the sum of the loan amount plus the amount of the related senior loan divided by the lesser of the appraised vaue or sales price of the related property.
(3) All DTI data should reflect back-end DTI, which is the ratio of all of the borrower's monthly long-term debt payments (including the subject mortgage) to his or her income.